Wilshire Variable Insurance Trust	SUMMARY PROSPECTUS MAY 1, 2011 AS SUPPLEMENTED OCTOBER 3, 2011
Equity Fund (HORMX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus dated May 1, 2011, as supplemented October 3, 2011 and Statement of Additional Information (“SAI”) dated May 1, 2011, as supplemented June 10, 2011 and October 3, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.wilfunds.com/vit, email a request to wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Equity Fund (the “Fund”) seeks long-term capital growth. As a secondary objective, the Equity Fund seeks conservation of principal and production of income.

Fees and Expenses of the Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.38%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.68%
Total Annual Fund Operating Expenses	1.51%

*
The Equity Fund’s shareholders indirectly bear, pro rata, the expenses of the Fund’s assets invested in the Wilshire Large Cap Core Plus Fund. The Management Fee charged to the Equity Fund (0.70%) is based on the average daily net assets of the Equity Fund that are not invested in the Large Cap Core Plus Fund. Accordingly, the Management Fee shown in the table is based on the Equity Fund’s target allocation (45%) of assets invested in the Large Cap Core Plus Fund. The Equity Fund’s investments in the Large Cap Core Plus Fund are not reflected in the Equity Fund’s expense ratio as shown in the Financial Highlights table of this Prospectus.

Example: This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 154	$ 477	$ 824	$1,802

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies and in other affiliated and non-affiliated equity investment companies, including the Wilshire Large Cap Core Plus Fund (the “Large Cap Core Plus Fund”) (formerly, the Wilshire Large Cap Core 130/30 Fund). The Equity Fund expects to invest 45% of its assets in the Large Cap Core Plus Fund. The operating companies in which the Equity Fund invests vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry. Included within the definition of “domestic companies” are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or financial statements that comply with U.S. accounting standards. Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers. The Fund may, at times, have minimal exposure to non-domestic companies which do not satisfy these criteria.

The Equity Fund uses a multi-manager strategy with sub-advisers who may employ different strategies. Cornerstone Capital Management, Inc. (“Cornerstone”) and Systematic Financial Management, L.P. (“Systematic”) each manage a portion of the Equity Fund’s portfolio.  Cornerstone seeks long-term growth of capital through selection of underappreciated stocks that are expected to provide opportunities for growth. Systematic focuses on identifying companies exhibiting a combination of attractive valuations and a positive earnings catalyst.

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For the Large Cap Core Plus Fund, the following describes the types of securities in which the Large Cap Core Plus Fund is permitted to invest:

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The Large Cap Core Plus Fund normally invests at least 85% of its net assets in large cap securities.  Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index (which was greater than approximately $232 million as of December 31, 2010).

•	The Large Cap Core Plus Fund invests substantially all its assets in growth and value stocks of large cap companies.

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Each Large Cap Core Plus Fund sub-adviser, except Santa Barbara Asset Management, LLC, will take long positions in securities it believes are likely to outperform and will sell short securities it believes are likely to underperform.

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The Large Cap Core Plus Fund will generally hold approximately 20% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with approximately 120% of net assets in long positions. The Large Cap Core Plus Fund’s long positions may range from 110% to 130% and its short positions may range from 10% to 30%.

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The Large Cap Core Plus Fund’s equity investments principally include common stocks, but may also include preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (“REITs”). The Large Cap Core Plus Fund also may invest in exchange traded funds (“ETFs”) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The Large Cap Core Plus Fund also may engage in short sales of ETFs and similarly structured pooled investments.

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The Large Cap Core Plus Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

•	The Large Cap Core Plus Fund uses a multi-manager strategy with multiple sub-advisers who employ different strategies.

Principal Risks

You may lose money by investing in the Equity Fund. In addition, investing in the Equity Fund involves the following principal risks:

Equity Risk. The principal risk of investing in the Equity Fund is equity risk. This is the risk that the prices of stocks held by the Equity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Equity Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Equity Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Market Risk. For equity securities, stock market movements will affect the Equity Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Equity Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. The equity and debt capital markets in the U.S. and elsewhere have experienced unprecedented volatility in the past several years. This financial crisis had caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities.

In response to the crisis, the U.S. Government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could negatively impact the value of and liquidation of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Multi-Managed Fund Risk. The Equity Fund is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the Equity Fund may have buy and sell transactions in the same security on the same day.

Asset Allocation Risk. Although asset allocation among different asset categories and investment strategies generally reduces risk and exposure to any one category or strategy, the risk remains that the Adviser may favor an asset category or investment strategy that performs poorly relative to other asset categories and investment strategies.

Investment Style Risk. During certain market conditions, a fund with a more specific investment style (such as value or growth) may perform less well than a Fund that allows greater flexibility in the investment of assets.

Foreign Investment Risk. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. These risks are magnified in less-established, emerging markets.

Preferred Stock Risk. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than payments on debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk. Convertible securities are fixed income securities that may be converted at a stated price within a specific period of time into a certain quantity of common stock of the same or a different issuer. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and increase as interest rates decline. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

By investing in the Equity Fund, an investor also assumes the same type of risks, either indirectly or directly, as investing in the Large Cap Core Plus Fund. For the Large Cap Core Plus Fund, such risks include “Equity Risk,” “Multi-Managed Fund Risk” and “Recent Market Events Risk” as described above, and the following other risks:

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Short Sale Risk. Short sales involve costs and risk. If a security sold short increases in price, the Large Cap Core Plus Fund may need to cover its short position at a higher price than the short sale price, resulting in a loss. The Large Cap Core Plus Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Large Cap Core Plus Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may need to sell related long positions before it had intended to do so. As a result, the Large Cap Core Plus Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons and the amount the Large Cap Core Plus Fund could lose on a short sale is theoretically unlimited.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Derivatives Risk. The Large Cap Core Plus Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), swaps and forward contracts. A small investment in derivatives could have a potentially large impact on the Large Cap Core Plus Fund’s investment performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Large Cap Core Plus Fund will not correlate with the underlying instruments or the Large Cap Core Plus Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

Additionally, some derivatives the Large Cap Core Plus Fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The Large Cap Core Plus Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

ETF Risk. ETFs in which the Large Cap Core Plus Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Real Estate Investment Trust Risk. The Large Cap Core Plus Fund may invest in REITs, which carry with them many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition, REITs are dependent upon management skills, may not be diversified, and may experience substantial cost in the event of borrower or lessee defaults. REITs are also subject to heavy cash flow dependency.

Performance

The information below provides an illustration of how the Equity Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Equity Fund by showing the changes in the Equity Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Equity Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 15.72% (quarter ended 06/30/03) and the lowest return for a quarter was -22.46% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2010)
	1 year	5 years	10 years
Equity Fund	11.58%	-0.29%	1.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

Cornerstone

Thomas G. Kamp, CFA, is Partner and Chief Investment Officer of Cornerstone, and Portfolio Manager of the Equity Fund.  Mr. Kamp has served as Portfolio Manager since 2011.

Systematic

D. Kevin McCreesh, is Partner of Systematic and Portfolio Manager of the Equity Fund.  Mr. McCreesh has served as Portfolio Manager since 2011.

Ronald Mushock, CFA, is Partner of Systematic and Portfolio Manager of the Equity Fund.  Mr. Mushock has served as Portfolio Manager since 2011.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly (with the exception of the public shareholders of the Equity Fund). Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

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